                                                                   Exhibit 99.1
                  Risks Regarding Forward-Looking Statements

     Some of the statements contained in this Form 8-K are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," or "intend" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include:

     . our ability to retain and grow our subscriber base,

     . our ability to sustain our projected growth,

     . our ability to successfully integrate new subscribers and/or assets obtained through acquisitions,

     . the highly competitive markets in which we operate,

     . our ability to obtain required financing on favorable terms,

     . our ability to reduce operating costs resulting from the integration and optimization of our acquisitions, and

     . our ability to respond to technological developments affecting the Internet.

     This list included above is intended to identify some of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included elsewhere in this Form 8-K. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and no assurance can be given that future results indicated, whether expressed or implied, will be achieved. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Therefore, our actual experience and results achieved during the period covered by any forward-looking statements may differ substantially from those stated or implied. The forward-looking statements should be read together with the information presented in this Form 8-K and included elsewhere in recent SEC filings.

[OneMain.com logo]



                         Billing & Management Systems



  [Graphic of computer network icon superimposed on a picture of five people]



                                Carlos Escaffi

AGENDA


     1.  The Vision
     2.  Accomplishments
     3.  Benefits
     4.  Implementation Approach
     5.  Project Integration Timeline
     6.  First Region Integration Update
     7.  Summary
     8.  Questions & Answers

                            The OneMain.com Vision
                            ----------------------

I.   Current Environment
     A.   26 Operating Companies
          .  26 Billing Applications
          .  26 Financial Applications
          .  26 Call Centers
          .  26 Sets of Business Processes & Policies
     B.   Different Set of Products & Services Offerings by ISP
     C.   Un-Integrated Applications

Our goal to accelerate and simplify the Integration process.


II.  Target Environment
          .  Standard Applications & Systems (Best of Breed)->
             1 Company
          . Standard Business Processes & Policies (Best Practices) . Integrated Applications
          .  Standard Set of Products & Services Offerings

2.  Accomplishments - Established The Team

 . Competitive Advantages
  - Strong Industry Knowledge
    .  PSINet, UUNET, MCIWorldCom, CTEINS, Concert
  - Deep Software Application Knowledge
    .  Kenan & PeopleSoft
  - Structured Development and Integration Methodology
    .  80% Of The Team Big-5 Experience
  - Partnership With Venders
  - Partnership With A Specialized Kenan Consulting Firm
    .  GTEIns, Excel, Qualcomm, PageNet
  - Leverage Functional Knowledge From Operating Companies

2.  Accomplishments - Organizational Chart



              [Billing & Management Systems Organizational Chart]

2.  Accomplishments

 . Finalized Billing Software Evaluation and Selection Process - July 8, 1999
  - Selected Kenan over other billing packages
     .  Higher overall score from OneMain designed rating process
  - Risks and advantages to implement Kenan
     .  Risks:
          More complex implementation
          Reliant on Kenan for software changes
  - Advantages:
     .  Well established and proven track record
     .  Leading convergent billing system
     .  Flexible Pricing & Discounts Structures
     .  Mature and stable product
     .  Capable to support OneMain.com rapid business growth
     $  Long term better shareholder value

 . Selected Vendor Packages and Established Technical Architecture
  - Kenan Arber/BP - Billing Package
  - PeopleSoft - Financial Package
  - Crystal Report Writer
  - Vertex - Communications, Sales & Use Tax Packages
  - Paymentech - Credit Card and EFT Clearing House
  - First Union - Lockbox Processing
  - Custom Packages - Call Log, Trouble Ticketing, Order Management, Customer
     Care
  - Interfaces Between Applications

o  Constructed Data Conversion Re-Usable Utility
o  Constructed Data Cleansing Re-Usable Utility
o  Developed Business Processes For The Target Environment
o  Developed Training Materials
o  Developed System Test Strategy and System Test Cycles
o  Configured New Standard Product Offerings in Kenan
o  Identified and Constructed Financial & Operation Reports

3.  Benefits

o  Integrated Solution
o  Real Time Provisioning
o  Scalable Infrastructure
o  Minimized Manual Processes
o  Rapid Time To Market For New Products
o  Better Financial Reporting
o  Accelerate Financial Month-End Closing
o  Improve Customer Services
o  Increase Employee Productivity By Streamlining Business Process
o  Other ....

4. Implementation Approach

o Phase Implementation Approach
  - Phase 0: Data Cleansing
    .  Collect Customer Data
    .  Diagnose Data/Clean Data
  - Phase 1: California Region
    .  Infrastructure Established
    .  Data Conversion
  - Phase 2: Central Region
    .  Data Conversion & System Functional Enhancements
  - Phase 3: South Region
    .  Data Conversion & System Functional Enhancements
  - Phase 4: East Region
    .  Data Conversion & System Functional Enhancements
  - Phase 5: New Acquisitions
    .  Data Conversion & System Functional Enhancements

5. Project Integration Timeline

[This slide depicts a timeline for project integrations. The company expects to complete integrations of all of its regional ISPs by the third quarter of 2000 and begin integration of new acquisitions by the fourth quarter of 2000. The company expects to complete integration of the west region (Lightspeed, The Grid, and JPS) in the first quarter and the central region (Midwest, FGINet, USIT, Internet Ramp, IndyNet, and ZoomNet) late in the first quarter or early in the second quarter. The company expects to complete integration of the south region (IPA, SouthWind, Feist, Horizon, PalmNet, and IAG) late in the second quarter or early in the third quarter and the east region (D&E, TGF, and SunLink) in the third quarter.]

6. First Region Integration Update

[This slide depicts a timeline for project integrations. The company expects to complete integrations of the California Implementation Approach. In Phase I, Integration of Lightspeed, the primary goals are to: implement new systems, invent new business processes and policies, create new Call Center organization and structure, create a new Training/Testing Lab, select and implement PBX/ACD/IVR, create Call Center package evaluation, and implement performance scorecard.

          In Phase 2, Consolidation of Lightspeed and The Grid, the company plans to: implement new systems, refine business process and policies, refine Call Center organization and structure, implement new PBX/ACD/IVR, implement new Call Center packages, and refine performance scorecard.

          In Phase 3, Integration of JPS with Lightspeed/The Grid, the company plans to: implement new systems, refine business process and policies, refine Call Center organization and structure, implement new PBS/ACD/IVR, implement new Call Center Packages, create new Training/Testing Lab, and refine performance scorecard.]

7. Summary

o Building A Top Notch Organization
  - Systems
  - Business Processes
  - People
  - Culture

 o        Integrated Solution

          [This graphic depicts the Company's integrated solution as a jigsaw puzzle in which customer care, the central piece, unites the other pieces of the Company's solution, which are billing, order management, trouble ticketing, and financials.]

                                     Q & A

                             Consumer Product Set


                                James R. Bryant

                                    Agenda

 .  Why Standardization?
 .  Benefits of a Standardized Product Set
 .  Consumer Product Sets
 .  Summary
 .  Question and Answer Session

                             Why Standardization?

 .  184 Different Products in Three Categories
 .  247 Pricing Plans
 .  Difficult to Bill
 .  Difficult to Support in Sales
 .  Difficult to Support in Fault Resolution

                             How Did We Get There

 .  Looked at Current Offerings
 .  Economic Evaluation
 .  Competitive Landscape
 .  Local Markets

                               Chaos to Control

 .  26 ISPs                      .  One Company
 .  184 Products                 .  11 Base Products
 .  247 Pricing Plans            .  11 Pricing Plans
 .  Numerous                     .  Standard Discount
   Discount Plans                  Plan
                                .  Ability to Have
                                   Targeted Promotions


                                GRANDFATHERING

                       Benefits of Standard Product Set

 .  Easier to Control and Integrate
 .  Simplifies Billing Requirements
 .  Easy to Support Technically
 .  Reduction in Training Requirements
 .  Easier to Sell
 .  Reduces Churn

                             Consumer Analog Dial

 .  1 Metered Product
 .  3 Unlimited Products
 .  Standardized Setup Fee
 .  Standardized Discounts
 .  Value Added Products

                              Consumer ISDN Dial

 .  Two Base Products
   .  Metered (Single and Dual Channel)
   .  Unlimited (Single and Dual Channel)
 .  Standardized Setup Fee
 .  Value Added Products

                             Consumer Web Hosting

 .  Base offering of Four Products
 .  Same Products offered for Business Services
 .  Can be sold either by Call Centers or Business Sales

                               Residential ADSL

 .  Not A National Access Product
 .  Regionalized Access Product
 .  Services that go with DSL Access Standard
 .  Requires a One Year Commitment

                                    Summary

 .  Standardized Product Set
 .  Four Analog Dial Products
 .  Two Basic ISDN Dial Products
 .  Four Web Hosting Products
 .  One Residential ADSL Product

                          Question and Answer Period

                          Engineering and Technology

                                 Phillip Gross

                               November 11, 1999

                                   Overview

 .  Technology Drivers and Solutions
 .  Network Planning
 .  Systems Planning
 .  Regional Case Study

                             Business Requirements

 .  Enhanced and consistent customer experience
 .  Lower overall costs
   .  Access and network costs
   .  Standard services
 .  Support for new services
   .  Broadband
   .  Wireless email
 .  Support brand conversion

                             Engineering Solutions

 .  National Network Systems (NNS)
   .  Deploy regional networks to interconnect our companies
      .  Cost advantage of regional IXC's and CLEC's
   .  Upstream Internet connectivity via multiple Tier 1 ISPs
      .  Control NAP interconnectivity costs
      .  Install National Backbone when cost-justified
   .  Deploy redundant national NOC's and data centers

 .  Scalable Services Architecture (SSA)
   .  Scalable architecture
   .  Cost effective common platforms
   .  Highly robust
   .  Easily support new services

                          National Network Structure


[This graphic divides the Company's National Network Structure into six layers: the National Service Layer (consisting of Services and National NOC), the National Network Layer of "upstream" Internet circuits (consisting of the National Network Service), the Regional Services Layer (comprised of more Services), the Regional Network Layer (consisting of Regional Networks), the POP Layer (comprised of POPs), and the Inbound Telco Layer. From the National Service Layer, Services and National NOCs are connected with the National Network Service which is in turn connected to Regional Networks. The Services of the Regional Services Layer are also connected to Regional Networks. Regional Networks are linked to POPs which are connected to the Inbound Telco Layer.]

                        Original Internet Connectivity


[This slide consists of a map of the United States illustrating the third party providers supplying OneMain's ISPs with their corporate Internet connectivity.]

                              Technology Regions


[This graphic displays OneMain's breakdown of the U.S. into two "Technology Regions", East and West. The cities from which OneMain's ISPs operate are highlighted on the map shown.

  In the West:                     In the East
     Western NOC,                        Eastern NOC
     Western Data Center                 Wichita, KS
     Sacramento, CA                      Winfield, KS
     San Luis Obispo, CA                 Fort Smith, AR
     Bakersfield, CA                     Washington, MO
                                         Springfield, IL
                                         Carbondale, IL
                                         Indianapolis, IN
                                         Flint, MI
                                         Knoxville, TN
                                         Portsmouth, OH
                                         Ephrata, PA
                                         Sunbury, PA
                                         Altamonte Springs, FL
                                         Merritt Island, FL
                                         Burlington, VT]

                Engineering and Technology Organizational Chart


[This graphic depicts the Engineering and Technology organizational hierarchy, headed by Phill Gross with Rebecca Ashton as his Assistant. Niels Jonker is the Director of Services and Systems which includes systems architecture, systems development, and systems administration. The Director of Network Engineering is Zach Chambers and he is responsible for overall network architecture, standard designs and procedures, the National Backbone Service, budget planning, national contracts, and equipment certification. Technical Operations are divided between two directors, Brad White in the West and Greg Collins in the East. Each is responsible for regional network designs and deployments, network operations centers (NOCs), design reviews and procurement approval, capacity management, and the staff and directors located in their respective fields.]

                            Network Planning Goals


 .  Inbound Telco:              10 - 20% cost reduction
   . CLEC relationships
     . LATA wide dialing
     . Single trunk groups
     . Colo
     . SLA
 .  Regional Networks:          10 - 15% cost reductions
   . Regional IXC's
   . RFP responses
 .  Upstream Internet:          20 - 40% cost reduction
   . RFP responses

                         SSA Structure


[These slides contain flow charts designed to illustrate the interrelationships between the Access, Service, and Storage components of the SSA Structure. On the first slide, the components appear from up to down and each has written descriptions. Arrows connect each component in a progression from up to down. An arrow, from upper right to lower left, points from a graphic of a cloud surrounding the word "Internet" to the Access component.

Access
Reliable Internet connectivity through multiple routers and multiple links Switches take user requests and dispatch to Service tier.

Service
General purpose server farm provides customer accessible services (e.g., Mail, News)

Storage
Multiple clustered file servers provide highly reliable file storage Various redundant database servers provide authentication and other data.]

                               SSA Architecture


[This slide shows a detailed look at the SSA Architecture, graphically illustrating the pieces which comprise the Access, Service, and Storage components of the SSA Architecture.]

                                SSA Advantages


 . Stair-Step Scaling and Budgeting
  . No re-engineering for growth
    . Add servers, Switches and Storage
  . Will scale to tens of millions
 . Open Upgradeable Service Architecture
  . 95% standard mail software
  . New services easily integrated

                                 New Services


 . Broadband
 . Wireless E-mail paging
 . Business services

                                    Summary


 . National Network Service
  . Lower overall costs
  . Increased robustness and manageability
 . Scalable Services Architecture
  . Enhanced and consistent customer experience
  . Support for new services
  . Support brand conversion

                                     Q & A


                          Engineering and Technology


                                 Phillip Gross
                               November 11, 1999

                              [OneMain.com logo]


                            Investor and Media Day

                               November 11, 1999

                              Financial Overview

                                  Joe Songer
                         Chief Controller, Acting CFO

                                    Agenda

 . Organizational Structure
 . Financial Outlook
 . Key Take-Aways

                           Organizational Structure

[This slide depicts the organizational structure of the company:
I.   Joe Singer: Chief Controller, Acting CFO
     A.   Vicki Amand: Director of Finance, Internal Audit Acquisitions
     B.   Leara Dory: Director of Finance, SEC, Tax
     C. Mark Ross: Director of Finance, Corporate Controller, Field ISP Consolidation
          1.   Chip Hultman: Assistant Director of Finance, Filed ISP Analysis
               a.   Phil Cecchini: Regional Finance Director, South
               b.   Paul Boyd/Judy Woodard: Regional Finance Director, Central
          2.   Jen Fairfax: Corporate Accountant, Corporate Books
          3.   Tom Bidinger: Assistant Director of Finance, Field ISP Analysis
               a.   Carlton Miller: Regional Finance Director, East
               b.   Pete Engelken: Regional Finance Director, West
     D. Bill Tolpegin: Director of Finance, Investor Relations, Wall Street Relations
     E.   John Cagnina: Database Manager, Data Management]

                             Network Cost Analysis

 . Present Cost of Access Revenue (COAR) is 40%
 . 20% Cost Reduction by Network Redesign and New Contracts
 . Targeted COAR is 32% by 4Q 00
 . West Region COAR Reduction Completed by 2Q 00
 . Building the Network Infrastructure to Support our Growth and Cost Objectives

                            Customer Care Analysis

 . Regionalize Call Center Functions
 . Improve Service Levels
  - Long Term reduction in operating costs per subscriber
  - Standardize performance reporting
  - Skill-based call routing
  - National Load Balancing

 . We are Building the Call Center Infrastructure to Maintain a Long-Term
  Relationship with Our Customers and Preserve "Your Hometown Internet"

                         Sales and Marketing Analysis

 . Current Sales and Marketing Cost is 15%
 . Drive Down Sales and Marketing Costs by Regionalizing Marketing Efforts
 . Advertising Costs, in Sales and Marketing budget, are to increase from 7% to
  12% of Total Revenues
 . The Increased Advertising Cost is Our Commitment to Investing in our BRAND and
  Increasing the Momentum in Organic Growth

                                 G&A Analysis

G&A Conventional

 . Cost Efficiencies Gained by our Regional Strategy
  - The West Region's consolidation efforts have decreased G&A Cost by 2%
 .   Performance Enhanced by building Regional
teams

                                Key Take-Aways

 . Strong Subscriber Growth Momentum
 . Focused Integration Mission
 . Building a Strong Brand
 . Development of Geographic Communities
 . Building Cost Efficiencies by Regional and Network Planning
 . Delivering on Our Promises

                              Questions & Answers

                              [OneMain.com logo]


                            Investor and Media Day

                               November 11, 1999

                                  Marketing:
                                 Building the
                               OneMain.com Brand

                                  Scott Hoyt

                                    Agenda

 . Brand mission
 . Positioning statement
 . Value of one brand
 . Integration strategy
 . Integration objectives
 . Integration deliverables/timelines
 . Advertising metrics
 . Q&A

[Page consists of graphic depiction of logos of ISPs owned by OneMain.com:
Feist
ipa.net
the Internet Ramp
ZoomNet
Internet Access Group
U.S. Internet
Horizon Internet Technologies, Inc.
InterNET Solutions
SouthWind Internet Access, Inc.
CapeInternet
LebaNet
PennCom
FGInet
IndyNet
Together Networks
SuperNet
JPSnet
Lightspeed Net
UpLink
SunLink
Midwest Internet
thegrid.net
PalmNet Online]

                                  One Company

                                  One Message

                              [OneMain.com logo]

                             Positioning Statement

                          Marry the soul of the local
                      community ISP with the strength of
                               one common brand

                                Marketing Team

[This slide contains a flow chart of the marketing team hierarchy:

I.   Customer/Community

     A.   Field Marketing Supervisors

          1.   Corporate Marketing Support

               a.   Regional Marketing Directors

               b.   Field Marketing & Business Services

               c.   Strategic Planning

               d.   Corporate Communications]

                              Value of One Brand

 .  Provides instant credibility...
   consumers buy brand
 .  Drives organic growth and reduces churn
 .  Creates cost efficiencies
 .  Provides community bond with "national muscle"

                             Integration Strategy

                         Leverage the strengths of the
                        OneMain organization in support
                         of the national brand, while
                         maintaining the integrity of
                         local/community based efforts

                             Integration Strategy

 .  Organizational Strengths
   .  Well-designed integration plans
   .  Strong brand essence
   .  Compelling product differentiation
   .  Established local presence
   .  Respected strategic partner
   .  Solid marketing team

                             Integration Strategy

 .  Transitional Migration
   .  Controls introduction of new brand
   .  Maintains integrity of local momentum
   .  Minimizes churn
   .  Delivers enhanced products/services
   .  Allows controlled customer notification process

                            Integration Objectives

 .  Build the OneMain.com brand
 .  Promote within current and prospective markets
 .  Drive incremental organic growth
 .  Highlight geographic communities as product differentiator

                     Integration Deliverables & Timelines

 Discovery Phase I       Visual Transition        Brand Rollout
     2Q/3Q '99       to      Phase II         to    Phase III
                             3Q/4Q '99              1Q-3Q '00

                                   Phase I:
                                   Discovery
                                   2Q/3Q `99

 . Communication audit & competitive analysis of local ISPs performed . Corporate logo and website launched
 .  Arnold Communications retained as national agency
 .  OneMain.com "Brand Essence" defined

                                   Phase II:
                               Visual Transition
                                   3Q/4Q `99

 .  Local websites updated with OneMain.com logos & links
 .  Local communications incorporate "a OneMain.com company" tagline
 .  Back to school promotion developed & executed with OneMain.com tagline (8-
   9/99)
 .  Holiday campaign reflects OneMain.com brand essence (12/99-1/00)

                                  Phase III:
                                 Brand Rollout
                                   1Q/3Q `00

 .  Launch Geographic Communities
 .  Implement customer notification plan
 .  Convert signage and stage internal employee events
 .  Announce community initiatives
 .  Launch Brand advertising campaign

                          Advertising as % of Revenue

[This slide contains a bar graph depicting advertising revenue as percentage of total revenue. This slide contains projections through 4Q '00.]

1Q99 = 3.3%
2Q99 = 5.4%
3Q99 = 7.6%
4Q99 = 9.0%
1Q00 = 12.0%
2Q00 = 12.0%
3Q00 = 12.0%
4Q00 = 12.0%

                                    Summary

 .  We have one brand
 .  We have a well-defined business model
 .  We have market differentiation
 .  We have a sound integration plan
 .  We have an experienced team to execute

                              Questions & Answers

                              [OneMain.com logo]


                              Investors' Meeting

                               November 11, 1999

                                 Stephen Smith

                               Chairman and CEO

                            Key Investor Questions

1.   Why are OneMain's markets unique?

2.   What is the competitive landscape?

3.   What is our business plan for 2000?

4.   Can OneMain execute its long-term substantial business model?

                               Mission Statement

                        "Be the leading customer-driven
                         provider of Internet access,
                          Internet services and local
                                                -----
                        content to smaller metropolitan
                        -------
                        markets and rural communities."

                                 OneMain Today

 .  Substantial scale

   -  More than 600,000 subscribers; in the top 10 of all ISPs

 .  Significant Growth
   -  Revenues and Subscribers grew:
      .  87% and 110% during 1998
      .  average of 17.8% and 19.2% over the last nine quarters through Q2 1999

 .  Low Churn
   -  Less than 2.2% monthly through Q2 1999

 .  Word-of-Mouth referrals continue to exceed 65%

 .  Average Rev/Sub remains stable

                            ONEMAIN:  The Beginning

Recognized Fundamental Shift in ISP Industry

  -  Internet Access Becoming a Commodity
  -  Broadband Challenges Dial-up Service
  -  Market Entrants
  -  Consolidation
  -  Bundling of Services

                            ONEMAIN: The Beginning

Fundamental Shift = Opportunity

 . ISPs are built-in, ready-made distribution network for services, content and revenues

 .  Smaller markets are high growth areas
   -  Under penetrated
   -  Low churn rates / high customer loyalty
   -  Appreciate high levels of customer service
   -  Gain utility from localized content

 .  Smaller markets are NOT the focus of national ISPs
                       ---

                           OneMain's Core Strategy:
                            "Not Just Another ISP"

 .  Focus on High Growth, Smaller Markets
   -  Establish beachhead through acquisition, drive organic growth
 .  Create Unique On-Line Experience for Users with "High Utility" Geographic
   Communities
 .  Continued Delivery of Very High Level of Customer Service
 .  National Power, Local Presence!

                              Post IPO Milestones

 .  Have acquired more than 100,000 additional subscribers; over 600,000 subscribers today
 .  Reported very strong 1st, 2nd and 3rd Quarter results
 .  Have exceeded all published analyst expectations
 .  Significantly strengthened Senior Management Team

                           Internet Market Overview

                                                [oval graphic around "31% CAGR"]

ISP Market Size

[This slide contains a bar graph of the OneMain Internet Market Overview focusing on ISP Market Size. The graph shows a published projection that the size of the ISP Market will rise from $6.8 billion in 1998 to $15.3 billion in 2001.]

                           Internet Market Overview

Potential Subscribers

[This slide contains a bar graph of the OneMain Internet Market Overview focusing on Potential Subscribers. The graph shows a published projection that the number of potential subscribers will rise from 38 million in 1997 to 135 million in 2002.]

                          Sampling of OneMain Markets

                    [This slide contains a map of the U.S. with pinpointed cities and is designed to illustrate a sampling of OneMain markets:
                              Sacramento, CA
                              San Luis Obispo, CA
[star graphic in which "AOL   Bakersfield, CA
is a long distance phone      Wichita, KS
call in more than 50% of      Winfield, KS
OneMain.com's markets" is     Fort Smith, AR
written]                      Washington, MO
                              Springfield, IL
                              Carbondale, IL
                              Memphis, TN
                              Indianapolis, IN
                              Flint, MI
                              Knoxville, TN
                              Portsmouth, OH
                              Williamsport, PA
                              Ephrata, PA
                              Sunbury, PA
                              Warren, PA
                              Altamonte Springs, FL
                              Merritt Island, FL
                              Burlington, VT
                              Osterville, MA]

Smaller markets = unique growth opportunity


                                  OneMain.com   National
                                     Markets    Averages
                                     -------    --------

Secondary & rural counties                 90%        61%

AOL is long distance call                  60%        20%

Internet household penetration          20-30%        38%

                We believe smaller markets will exceed National
                    penetration averaged over the long term!

                              OneMain's Markets:
                             The AOL Disadvantage

 .  AOL is a long distance call in 60% of our markets
 .  Lack of network infrastructure creates costly barrier to market entry
 . OneMain.com has first-to-market advantage and strong local community presence . In markets where AOL is not a long-distance call, +50% of new users are AOL refugees

                              Debunking Broadband

Cable

 . Only 16% of OneMain.com markets are served by cable Internet providers More than 80% of our markets are served by 330 cable plants

 .  Nationwide, 33% of households have cable Internet access available

 .  However, only 3% of those households have signed up

                              Debunking Broadband

      DSL

 .  Only 500K subscribers to date

 . Given 3-mile constraint, providers have poor track records serving secondary and rural markets

                              Debunking Broadband

     OneMain's Position

 .  Jupiter estimates broadband's share of the online market to be only 25% by
   2003

 .  We view broadband as a service upgrade for most of our customers

 .  However, we're meeting the demand today where available

   -  Recent 01 Communications agreement provides DSL to all of California

 .  But, Demand has been slow in our markets

   -  Reason: Price point given limited applications

                          Free Access: Buyer Beware!

 .  Infrastructure does not serve secondary and rural markets
     -  Not available to 64% of OneMain.com markets

 .  Overall customer experience is poor
     - Unreliable network, frequent disconnects if ads not viewed, poor or non-existent tech support, hidden costs

 .  Business model is unprofitable
     -  Cost of access revenue per customer exceeds advertising revenue

 .  "You get what you pay for"

                              PC Deals Unbundled

 .  Profitability barrier
     -  Most expensive component is providing adequate customer service
     -  Rebates drive average monthly revenue/customer to unsustainable levels

 .  Customers are waking up to realities
     -  slow connections, poor tech support, penalties upon cancellation

 .  Case study:  Gateway/AOL deal

                               Outlook for 2000

 .  Finalize integration of all systems
     > Network
     > Billing
     > Customer Care
     > Brand Conversion
 . End of small acquisitions by mid-year; focus on organic growth to drive subscriber base

                                Business Focus

 .  Drive "Same Store" Revenue Growth
 .  Roll-out of Geo Communities
 .  Maintain Low Subscriber Churn
 .  Reduce Telecom Costs
 .  Selected Regional Integration
 .  Migration to Common Brand
 .  Capitalize Short-Term on Strong Acquisition Backlog

                          "Same Store" Revenue Growth

 .  Quality of Service
 .  65% Word-of-Mouth referrals
 .  Resellers
 .  Upselling

                             OneMain.com Advantage

 .  Markets served = growth opportunity
 .  Superior service = low churn
 .  Integration strategy = cost efficiency & greater scalability
 .  Geographic communities = value proposition

                            Investor and Media Day

                             ORGANIZATION OVERVIEW
                                      By

                                   Mike Read


                               November 11, 1999

                              CORPORATE FUNCTIONS
                              -------------------

[This slide represents a flow chart of corporate functions:
I.  Mike Read:  President
    A.  Kevin Lapidus:  General Counsel
    B.  Gayla Beagle:  Human Resources
    C.  Joe Songer:  Finance
    D.  James Bryant:  Integration
    E.  Carlos Escaffi:  Management Systems
    F.  Scott Hoyt:  Marketing
    G.  Phill Gross:  Technology
    H.  Cris Dolan:  Content & Alliances
    I.  Theresa Cagnina:  Office Manager
    J.  Rod Lefever:  Product Management
    K.  Leo Doyle:  Special Projects]

                              OPERATING COMPANIES
                              -------------------

[This slide contains a flow chart of the operating companies:
I.  Mike Read:  Chief Operating Officer
    A.  Brad Jenkins:  West
          1.  JPS
          2.  Lightspeed
          3.  The Grid
    B.  Wayne King:  South
          1.  IPA
          2.  Southwind
          3.  Fiest
          4.  Horizon
          5.  Internet Solutions
          6.  PalmNet
          7.  IAG
    C.  Tom Woodard:  Business Services
    D.  Todd Lawyer:  Central
          1.  IndyNet
          2.  ZoomNet
          3.  USIT
          4.  Internet Ramp
          5.  Midwest
          6.  FGINet
    E.  Allon Lefever:  East
          1.  D&E
          2.  Sunlink
          3.  PennCom
          4.  TGN
          5.  Cape Internet
          6.  Uplink]

                                  INTEGRATION
                                   OVERVIEW



                             "MAKING LIFE SIMPLE"

                                PLAN COMPARISON
-----------------------------------------------

OLD PLAN             NEW PLAN
 .  Billing           .  CD
                     .  Geo-Communities
                     .  Products
 .  CD                .  Networks
                     .  Systems (E-Mail etc.)
 .  Brand             .  BOSS
                     .  Billing
                     .  Customer
                        Service
                     .  Financial
                     .  Brand

-------------------------------------------------

                               INTEGRATION MODEL
                               -----------------

[This slide depicts a flow diagram providing an overview of the Company's Integration Model. The following are the components of the flow diagram, as they appear from left to right on the slide. Arrows show the progression of the diagram from left to right.

1.   Consumer & Business
2.   CD & Geographic Communities
3.   Products
4.   Networks & Systems
5.   Billing & Financial
6.   Customer service]



                        WHEN COMPLETE YOU GET THE BRAND

                            WHAT MOTIVATED ONEMAIN
                            ----------------------

                     SIMPLIFICATION          STANDARDIZATION           IMPROVEMENTS
---------------------------------------------------------------------------------------
CD                         X                        X                       X
---------------------------------------------------------------------------------------
GEOGRAPHIC                 -                        X                       X
 COMMUNITIES                                   (Framework)

---------------------------------------------------------------------------------------
PRODUCTS                   X                        X                       -
---------------------------------------------------------------------------------------
NETWORKS                   -                        X                       X
                                            (Quality & Cost)             (Quality)
---------------------------------------------------------------------------------------
SYSTEMS                    -                        X                       X
---------------------------------------------------------------------------------------
CUSTOMER SERVICE           X                        X                       X
                      (Processes)            (Use the Best)
---------------------------------------------------------------------------------------
BILLING                    X                        X                       X
                      (Processes)
---------------------------------------------------------------------------------------
BRAND                      X                        X                       -
                       (Only One)
---------------------------------------------------------------------------------------


                            LEADS TO COST REDUCTION

                               WE HAVE THE TEAM
                               ----------------

[This slide depicts a flow diagram providing an overview of the Company's Integration Model. The following are the components of the flow diagram, as they appear from left to right on the slide. Numbers show the progression of the diagram from left to right.

1.  Consumer & Business; 2.  CD & Geographic Communities;
3.  Products; 4.  Networks & Systems;
5.  Billing & Financial; 6.  Customer service]

=========================================================================================
ONEMAIN:
                    Jim Bryant
Cris Dolan         Rod Lefever        Phil Gross      Carlos Escaffi      Scott Hoyt
PARTNERS:
 .  MIT                                 .  UUCOM       .  Ernst & Young     .  Arnold
 .  TGIX                                .  INS         .  Kenan             .  Sloane
 .  Razorfish                                          .  Peoplesoft
 .  Rockstar                                           .  Interface

                            BENEFITS OF INTEGRATION
                            -----------------------

CUSTOMER                      INVESTOR                 COMPANY
--------                      --------                 -------
Easy Access for               Value Add                Solid Foundation
Customers
                              Better Performance       Easy to "Add On" New
Improved Quality of                                    Customers
Service                       Solid Cornerstone for
                              Growth                   New Experience
Simplified Product Set
                              Local Feel               Great Future
New Experience                 National Power


                                  WE ALL WIN

                                  INTEGRATION

 .    Simplify and Standardize
 .    Local Feel with National Power
 .    Grow and Reduce Costs
 .    Give Customers a New Experience

                               MAKE LIFE SIMPLE

                                                               November 11, 1999


                    Introduction to Geographic Communities

                                  Cris Dolan

              EVP, Chief Content and Strategic Alliances Officer

                                    Agenda

 .    Overview of Geographic Communities
 .    Team and Organization
 .    Demonstration
 .    Financial Implications
 .    Timing and Implementation

               Definition and Mandate of Geographic Communities

"Instead of creating a single virtual homepage where every customer is given the exact same information regardless of where they live, we are creating a series of online geographic communities. What does this mean? When you logon to our service, by virtue of your area code, OneMain.com will link you to a geographic community specific to your region of the country. That enables us to provide you with a lot more local, customized content with links to information and entertainment that are important to you and people like you in your community."

Source:  OneMain.com website

                     Creation of Beta Geographic Community

Location:                        Bakersfield, CA
ISP:                             Lightspeed
Number of Subscribers:           15,000
Geographic Coverage:             Bakersfield-Fresno

Key elements of process:
------------------------
 . Research of beta demographics/customer survey
 . Selection of content categories
 . Prototype design
 . Execution of content agreements
 . Technology and content management architecture

OneMain.com has partnered with several content providers on a national basis to provide the necessary "Building Blocks" to subscriber ...

[Net2Phone logo]      .  Net2Phone          co-branded Internet telephony

[theglobe.com logo]   .  theglobe.com       co-branded communications
                                            functionality (globelists, message
                                            boards, homepage builder)

[GoTo.com logo]       .  GoTo.com           co-branded, integrated search engine

[MyWay.com logo]      .  MyWay.com          national/entertainment news and
                                            ancillary content (e.g. family
                                            features)

[mail.com logo]       .  Mail.com           Web-based e-mail

 ... but it is the local, granular content provided by local content partners that will set geographic communities apart from competing portals

 .   Bakersfield.com, the on-line version of the Bakersfield Californian, is
    OneMain.com's first local on-line newspaper alliance
 .   Bakersfield.com and OneMain.com will work together to bring co-branded local content to subscribers
     -    Breaking local news
     -    Local sports headlines and scores
     -    Local business news
     -    Classified
 .   OneMain.com and Bakersfield.com will share ad revenue generated from co-branded content

Key external resources for beta development

[Razorfish logo]              .  Razorfish               prototype design

[thaumaturgix.com, inc logo]  .  Thaumaturgix            technology architecture

[Claritas logo]               .  Claritas                customer demographic
                                                         research

[photograph of a man]         .  University of Toronto   independent survey of
                                 Professor               customer preferences

                            Strategic Partnerships

 .    MIT Media Lab                 Research alliance

 .    U.S. Chamber of Commerce      National and regional
                                   memberships

                                    Agenda

 .    Overview of Geographic Communities

 .    Team and Organization

 .    Demonstration

 .    Financial Implications

 .    Timing and Implementation

  The Content/Strategic Alliances team has organized itself to achieve maximum flexibility in design and execution

[This slide is a flow chart of the Content/Strategic Alliances team. The team is organized in such a way as to achieve maximum flexibility in design and execution.

I.   Strategy Group
     A.   Business Development/Sales (Corporate)
          1.   Business Development/Sales (Regional)
               . News/media deals including sports and schools
               . Recreation/entertainment
               . CD distribution and other
     B.   Design Team (Corporate)
          1.   Design Team (Regional)
               . Graphic designers
               . HTML developers
               . Technical producer for CD
     C.   Customer information and website databases
               . Demographic reports
               . Web usage reports (by market)
               . CD distribution reports
               . Web template/dynamic database (presentation and input of content)
     D.   Product Development & Technology
               . Database administrators
               . Programmers
               . Website architects]

 The content deal process is centered around structuring a basic rate card and execution on a regional basis

[This graphic shows the relationship between Core Rate Cards and Deal Variables via a bi-directional arrow between columns with those headings.

     The Core Rate card is comprised of:

Customer/market research
Profile of ISP performance
  .  traffic
  .  usage
  .  chum
Inventory of existing deals
External research sources

     The Deal Variables include:

ISP location/geography
Type of content
Precedent deals/alliances
Comparison of customer acquisition costs
Term/timing]

                                    Agenda

 .    Overview of Geographic Communities

 .    Team and Organization

 .    Demonstration

 .    Financial Implications

 .    Timing and Implementation

                   Revenue Generated by OneMain.com Traffic



[This slide contains a graphical presentation showing how OneMain derives revenues from regional traffic on its localized co-branded sites.]

 The revenue drivers associated with each content deal are affected by several variables

 .    Subscriber growth assumptions

 .    Timing of rollout/implementation

 .    Penetration of content/feature

 .    Frequency of subscriber usage

 .    Traffic generated per user session

Key items for completion in advance of national rollout

 .    Testing

 .    Claritas reports for OneMain.com local markets

 .    Focus groups and Surveys

 .    Beta rollouts [conversion/cut-over plan]

 .    Refinement of prototype and deal structures

A key element of OneMain.com's rollout strategy will be devoted resources in the field in each region.

 .  Each region will have at least one Business Development/Sales Manager devoted to research and execution of new local content deals
     -  Online newspapers
     -  Local e-commerce and auctions
     -  Supplemental content

 .  A local producer will also be present in each region to ensure smooth transition to the new interface
     -  Design features
     -  Technology and database standards
     -  Content Management